UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 13, 2013

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 13, 2013, the Audit Committee of Envestnet, Inc. ( “Envestnet”) terminated McGladrey LLP (“McGladrey”) as Envestnet’s independent registered public accountants and on February 14, 2013 engaged KPMG LLP as its independent registered public accounting firm for Envestnet’s year ended December 31, 2012 and to re-audit Envestnet’s financial statements for the year ended December 31, 2011.

The sole purpose of this Form 8-K/A is to include as an exhibit the letter from McGladrey, dated February 27, 2013 stating that McGladrey is in agreement with the statements made in the Company’s Form 8-K filed on February 14, 2013 (the “Original Form 8-K”).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of McGladrey LLP dated February 27, 2013 with respect to the matters disclosed in the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name: Peter H. D’Arrigo
Title: Chief Financial Officer

Date: March 1, 2013